TRADE ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2016
TRADE ACCOUNTS RECEIVABLE, NET [Abstract]
TRADE ACCOUNTS RECEIVABLE, NET
TRADE ACCOUNTS RECEIVABLE, NET

Trade accounts receivables are stated net of a provision for doubtful accounts. Movements in the provision for doubtful accounts in the three years ended December 31, 2016 are summarized as follows:

(in thousands of $)
Balance at December 31, 2013	9,317
Deductions credited to income	(1,883)
Balance at December 31, 2014	7,434
Additions charged to income	512
Balance at December 31, 2015	7,946
Additions charged to income	199
Deductions credited to trade receivables	(7,193)
Balance at December 31, 2016	952

The provision for doubtful accounts at December 31, 2016 includes $0.4 million (December 31, 2015: $7.4 million) for two VLCC charters, which were terminated in 2012.

In June 2016, we received $1.7 million and $0.7 million as full settlement of claims for unpaid charter hire and damages for Mayfair and Camden, respectively; the two VLCC vessels for which their charters were terminated in 2012. The settlement related to unrecognized bareboat charter revenue in respect to services rendered in the year ended December 31, 2011 and the aggregate $2.4 million was presented as such on the statement of operations. Trade accounts receivable of $7.0 million and a provision for doubtful accounts in the same amount were written off.

In March, June, October and December 2014, we received $9.7 million, $3.2 million, $3.3 million and $3.1 million, respectively, as full settlement of claims for unpaid charter hire and damages for Golden Zhejiang. $1.9 million of the amount received in March 2014 related to unrecognized time charter revenue in respect of services previously rendered and the corresponding provision for doubtful accounts was credited income. The balance of the amount received in March and the remaining amounts were recorded as other operating income.